Exhibit 99.2

Cover Slide Title (20pt. Bold) Third Quarter 2016 Teleconference September 8 , 2016

Agenda 2 3 4 Capital Structure Fiscal 2016 Outlook Forward - Looking Statements and Non - GAAP Financial Information: Our discussions during this conference call will include forward - looking statements. Actual results could differ materially fro m those projected in the forward - looking statements. Some of the factors that could cause actual results to differ are discussed in the Company’s 2015 Annual Report on Form 10 - K and in our 2016 reports on Form 10 - Q and Form 8 - K. These reports are available on our website at http:// investor.abm.com under “SEC Filings”. A description of other factors that could cause actual results to differ is also set forth at the end of this presentation. Also, the discussion during this conference call will include certain financial measures that were not prepared in accordance wi th U.S. generally accepted accounting principles (“U.S. GAAP”). Reconciliations of those non - GAAP financial measures to the most directly comparable U.S. GAAP financ ial measures can be found on the Investor Relations portion of our website at http://investor.abm.com and at the end of this presentation. 1 ABM Business Overview 2 Third Quarter 2016 Review

Third Quarter 2016 Review 3

Segment Results 4 Janitorial Services • Revenues of $691.8m, increase of 2.0% y - o - y • Operating profit of $43.8m, Operating margin of 6.3% Facility Services • Revenues of $146.2m, decrease of 0.8% y - o - y • Operating profit of $ 7.9 m, Operating margin of 5.4% Parking • Revenues of $167.7m, increase of 3.5% y - o - y − Management reimbursement revenues of $81.3m, increase of 3.6% y - o - y • Operating profit of $ 7.6 m, Operating margin of 4.6% BESG Other (Air Serv ) • Revenues of $167.8m, increase of 12.5% y - o - y • Operating profit of $ 10.5 m, Operating margin of 6.3% • Revenues of $123.5m, increase of 9.3% y - o - y • Operating profit of $ 5.8 m, Operating margin of 4.7%

Capital Structure

Select Cash Flow & Balance Sheet Items Leverage 6 Q3 FY16 Leverage of 1.80x 2 Note: Acquisitions shown represent purchase above $15m Long - Term Leverage Target 2.5x Future State 1 Decrease in FY15 Q4 leverage due to disposition of Security 2 Leverage calculated as total indebtedness / pro - forma adjusted EBITDA

Select Cash Flow & Balance Sheet Items Shareholder Return 7 *Accelerated Q2 FY13 dividend payment in Q1 FY13

Fiscal 2016 Outlook

Fiscal 2016 Outlook 9 Metric Amount Adjusted Income from continuing operations per diluted share $1.70 - $1.75 Income from continuing operations per diluted share $1.30 - $1.35 Depreciation & Amortization $56m - $60m Interest Expense $10m - $12m Capital Expenditures $40m - $50m Adjusted EBITDA Margin 4.1% to 4.2% Tax Rate (excluding WOTC & other discrete tax items) 1 40% - 44% Estimated 2016 Savings H1 2016: ~$6m H2 2016: ~$16m 1 This tax rate excludes the $0.26 impact of certain tax items, including the 2015 and 2016 Work Opportunity Tax Credits. Addit ion ally the tax rate excludes $0.32 of tax benefit related to expiring statues of limitations which has been classified as an Item Impacting Comparability 2 Fiscal 2016 has one more work day, which the Company anticipates will increase labor expense by approximately $4m on a pre - tax basis 2016 Working Days 2 Quarter Q1 Q2 Q3 Q4 Days 65 65 65 66 Δ y - o - y 0 +1 - 1 +1

Forward - Looking Statement This presentation contains both historical and forward - looking statements. In this context, ABM Industries Incorporated (“ABM”) and its subsidiaries (collectively referred to as “ABM,” “we,” “us,” “our,” or the “Company”). We make forward - looking statements related to future expectations, estimates and projections that are uncertain, and often contain words such as “anticipate,” “believe,” “could ,” “ estimate,” “expect,” “forecast,” “intend,” “likely ,” “ may,” “outlook,” “plan,” “predict,” “should,” “target,” or other similar words or phrases. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict. For us, particular uncertainties that could cause our actual results to be materially different from those expressed in our forward - looking statements include: (1) the extent to which changes to our business, operating structure, capital structure, or personnel relating to the implementation of our 2020 Vision strategi c t ransformation initiative are successful; (2) the effectiveness of our risk management and safety programs; (3) the extent to which changes in estimates of ultimate insurance losses could result in a material charge against our earnings; (4) our ability to preserve long - term client relationships; (5) our ability to attract and retain qualified personnel and senior management; (6) our success in identifying, acquiring, and integrating synergistic businesses; (7) our ability to continue to gain business despite competitive pressures; (8) the impact of costs that we cannot pass through to clients; (9) the effect of negative or unexpected tax consequences; (10) the achievement of expected benefits from our captive insurance company; (11) the impact of lo sses from accidents or other incidents at facilities in which we operate; (12) changes in energy prices and government regulations; (13) signific ant delays or reductions in appropriations for our government contracts; (14) potential failure of our joint venture partners to perform their obligations; (15) the effect of changes to federal health care reform legislation; (16) potential cyber - security breaches, information technology interruptions, data loss, or business continuity risks; (17) the effectiveness of managing operations in areas of military conflict; (18) the impact of a reduction in commercial office building occupancy; (19) the impact of deterioration in general economic conditions; (20) client - specific developments, such as financial difficulties or bankruptcy; (21) future increases in the level of our debt or in interest rates; (22) our ability to fund our operations and pay our debt obligations ; (23) impairment of goodwill and long - lived assets; (24) unfavorable developments in our class and representative actions and other lawsuits alleging various claims; (25) changes in immigration laws or enforcement actions or investigations under such laws; (26) the impact of liabilities associated with participation in multiemployer pension plans; (27) disruptions to our business through the actions of activist investors; and (28) weather conditions, catastrophic events and disasters, and terrorist attacks. The list of factors above is illustrative and by no means exhaustive. Additional information regarding these and other risks and uncertainties we face is contained in our Annual Report on Form 10 - K for the year ended October 31, 2015 and in other reports we file from time to time with the Securities and Exchange Commission (including all amendments to those reports ). We urge readers to consider these risks and uncertainties in evaluating our forward - looking statements. We caution readers not to place undue reliance upon any such forward - looking statements, which speak only as of the date made. We undertake no obligation to publicly update any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law. 10

Appendix

Normalized Q3 FY15 Adj. EBITDA Margin Illustrative for comparative purposes 12 * Reflects the sale of Security

Unaudited Reconciliation of non - GAAP Financial Measures 13 (a) The Company’s share of a gain associated with property sales completed by one of its investments in a low income housing part ner ship. (b) Represents severance and other costs related to the departure of our former CEO and CFO. (c) Includes legal and other cost incurred in connection with an internal investigation into a foreign entity affiliated with a f orm er joint venture partner . (d) Includes costs for 2020 Vision Transformation Initiative, net of the reversal of certain share - based compensation costs . (e) Includes costs related to reserve established for an outstanding client receivable that is being litigated, and based on rece nt unfavorable developments, a significant portion of the outstanding receivable amount is no longer deemed collectible. (f) Included a tax benefit of $18.0 million related to expiring statutes of limitations. ($ in millions)

Unaudited Reconciliation of non - GAAP Financial Measures 14 ($ in millions, except per share amounts) (g) Adjusted EBITDA does not include interest income for certain long term energy contracts, in which case a gross up of both int ere st income and interest expense is being recorded.

2016 Guidance 15